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                                                                 EXHIBIT 10.70

                       AMENDMENT TO STOCK PLEDGE AGREEMENT

      AMENDMENT TO STOCK PLEDGE AGREEMENT, dated as of September 27, 2000, between WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("Pledgor"), and BLAIR VENTURES-FUND I, INC., a Delaware corporation ("Lender").

                              W I T N E S S E T H:

      WHEREAS, on or about August 22, 2000, Lender made a loan to Pledgor in the original principal amount of $3,600,000 (the "Loan"), evidenced by a Convertible Promissory Note (the "Note"); and

      WHEREAS, in connection with the making of the Loan and as security for the repayment of the Loan, Pledgor executed and delivered to Lender a Stock Pledge Agreement, dated August 22, 2000 (the "August 22, 2000 Stock Pledge Agreement"), whereby Pledgor granted a security interest to Lender in the securities described on Schedule I attached thereto; and

      WHEREAS, pursuant to the August 22, 2000 Stock Pledge Agreement, Pledge granted Lender a security interest in, INTER ALIA, the 80 shares of the common capital stock of Real Quest, Inc. ("RQ"), owned by Pledgor (the "RQ Shares"); and

      WHEREAS, Pledgor has agreed to exchange 79 of the 80 RQ Shares owned by Pledgor for 600,719 shares of the common capital stock of New America Network, Inc., a Delaware corporation ("NAI"), representing 4% of the issued and outstanding capital stock of NAI (the "NAI Shares"); and

      WHEREAS, Pledgor has agreed to pledge the NAI Shares to Lender and to grant Lender a first priority security interest therein as collateral for the Loan, in place of the 79 RQ Shares that are being exchanged by Pledgor for the NAI Shares; and

      WHEREAS, Lender has agreed to permit Pledgor to substitute the NAI Shares for the 79 RQ Shares that are being exchanged by Pledgor for the NAI Shares and to release the 79 RQ Shares from the August 22, 2000 Stock Pledge Agreement and terminate the security interest in such shares granted by to Lender pursuant to the August 22, 2000 Stock Pledge Agreement.

      NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

         1. Lender hereby releases the 79 RQ Shares from the August 22, 2000 Stock Pledge Agreement and terminates the security interest in such shares that was granted by Pledgor to Lender pursuant to the August 22, 2000 Stock Pledge Agreement.


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         2. Concurrently with the execution of this Agreement, Pledgor has executed and delivered to Lender a Stock Pledge Agreement, in the form attached hereto as Exhibit "A" (the "September 27, 2000 Stock Pledge Agreement"), whereby, INTER ALIA, Pledgor pledged the NAI Shares to Lender as collateral for the Loan, in place of the 79 RQ Shares being exchanged by Pledgor for the NAI Shares, and granted Lender a first priority security interest in the NAI Shares.

         3. Upon the execution of this Agreement and its receipt of the September 27, 2000 Stock Pledge Agreement, Lender will return to Pledgor the stock certificate evidencing Pledgor's ownership of the 80 RQ Shares. Upon Pledgor's receipt of stock certificates evidencing Pledgor's ownership of the NAI Shares and the 1 RQ Share being retained by Pledgor, Pledgor will promptly deliver such certificates to Lender pursuant to the provisions of the August 22, 2000 Stock Pledge Agreement and the September 27, 2000 Stock Pledge Agreement, respectively.

      4. Except as amended hereby, the August 22, 2000 Stock Pledge Agreement shall remain in full force and effect.

      5. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Stock Pledge Agreement to be duly executed as of the date first written above.


WORLDWIDE WEB NETWORX CORPORATION
As Pledgor

By:  /s/ Carol C. Knauff
     -------------------------------------
      Name: Carol C. Knauff
      Title: President



BLAIR VENTURES-FUND I, INC.
As Lender


By: /s/
   -----------------------------------------
   Name:
   Title:


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